Exhibit 10.80

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE HORIZON THERAPEUTICS PLC HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO HORIZON THERAPEUTICS PLC IF PUBLICLY DISCLOSED.

AMENDMENT TO THE SUPPLY AGREEMENT BETWEEN

CREALTA Pharmaceuticals LLC AND NOF CORPORATION

THIS AMENDMENT (“Amendment”) is entered into effective this 30 November, 2018, (“Effective Date”) by and among Horizon Pharma Rheumatology LLC (formerly known as CREALTA Pharmaceuticals LLC), an Delaware company, with its principal place of business located at 150 South Saunders Road, Lake Forest, IL 60045, USA (“Horizon US”), Horizon Pharma Ireland Limited, an Irish company, with its principal place of business located at Connaught House, 1st Floor, 1 Burlington Road, Dublin D04 C5Y6, Ireland (“Horizon Ireland”) and NOF CORPORATION, a Japanese Corporation with its principal place of business located at 20-3, Ebisu 4-chome, Shibuya-ku, Tokyo 150-6019 Japan (“NOF”).

WHEREAS, Horizon US and NOF entered into a SUPPLY AGREEMENT effective 3 August, 2015 (“Agreement”); and

WHEREAS, the parties now desire to amend the Agreement pursuant to Section 9.4 of the Agreement thereof to assign all of its rights, duties and obligations in the Agreement from Horizon US to an affiliate company of Horizon US, Horizon Ireland and to update section 3.3 of the Agreement;

NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound, the parties hereby agree as follows:

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Assignment and Assumption. Horizon US hereby transfers and assigns to Horizon Ireland, and Horizon Ireland hereby acquires from Horizon US all of Horizon US’s rights, and interests in and to the Agreement, and Horizon Ireland hereby assumes and agrees to perform all obligations, duties, liabilities and commitments of Horizon US under the Agreement.

2.	All references to CREALTA of the Agreement shall be replaced with HORIZON Ireland.

3.	The following sentence in Section 3.3 of the Agreement shall be deleted in its entirety:

“Delivery shall be [***] (Incoterms 2000) or to such other location as may be directed by CREALTA in the applicable Firm Order”

and replaced with:

“Delivery shall be [***] (Incoterms 2010) or to such other location as may be directed by HORIZON Ireland in the applicable Firm Order”.

4.	The following sentence shall be added as Section 3.9 of the Agreement:

“3.9

Performance of this Agreement by NOF’s Subsidiary. NOF may have NOF EUROPE GmbH, NOF’s subsidiary company, duly organized under the laws of Germany, and having its principal office at Mainzer Landstrasse 46, 60325, Frankfurt am Main Germany (“NEG’) perform this Agreement on behalf of NOF,

[***] = CERTAIN CONFIDENTIAL INFORMATION OMITTED

/s/ J.M.

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provided, however, that NOF shall impose all the same applicable obligations as those imposed on NOF under this Agreement on NEG. NOF shall be responsible for any performance of all obligations under this Agreement by NEG.”

5.	Contact details in Section 9.3 of the Agreement shall be replaced with:

If to HORIZON Ireland, addressed to:

Horizon Pharma Ireland Limited

Connaught House, 1st Floor

1 Burlington Road

Dublin D04 C5Y6, Ireland

Att: Legal Department

Fax:

If to NOF, addressed to:

NOF Europe GmbH

Mainzer Landstralle 46

60325 Frankfurt am Main

Germany

Att:

Fax:

6.	Any capitalized terms used herein and not defined herein are as defined in the Agreement.

7.	All other terms and conditions in the Agreement shall remain unchanged and in full force and effect during the term thereof.

IN WITNESS WHEREOF, the parties to this Amendment indicate their agreement effective as of the date set forth at the beginning of this Amendment by signing below.

[SIGNATURE PAGE TO FOLLOW]

/s/ J.M.

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Horizon Pharma Rheumatology LLC		NOF CORPORATION

By:	/s/ Paul Hoelscher	By:	/s/ Tsuneharu Miyazaki
	(Signed)		(Signed)

Name:	Paul Hoelscher	Name:	Tsuneharu Miyazaki
	(Typed)		(Typed)

Title:	Executive Vice President, Chief Financial Officer	Title:	Operating Officer, General manager DDS Development Division

Horizon Pharma Ireland Limited

By:	/s/ Alan Mac Neice
(Signed)

Name:	Alan Mac Neice
(Typed)

Title:	Director

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